POWER OF ATTORNEY

     I, Lawrence A. Bossidy, Chairman and Chief Executive Officer and a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Peter M. Kreindler, Richard F. Wallman and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as an officer or director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

          (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 25,000,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $1 billion (or the equivalent thereof in any foreign currency), including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

          (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $500 million;

          (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $815,740,000;

          (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof;

          (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or
(2) shares having a market value of $200,000,000), and any warrants to purchase such shares;


          (vi) debt securities of the Company with aggregate proceeds not to exceed $5 billion (or the equivalent thereof in any foreign currency) for the purpose of acquiring the common stock of AMP Incorporated, including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates; and

          (vii) shares of Common Stock of the Company in amounts not to exceed 65 million shares and/or shares of preferred stock of the Company or trust preferred securities of trusts or other entities the common equity interest of which are owned by the Company in amounts not to exceed $2.5 billion in proceeds for the purpose of acquiring the common stock of AMP Incorporated, including any accompanying warrants and options and any guarantees by the Company relating to trust preferred securities; provided that the total issuances of Common Stock of the Company, preferred stock of the Company and trust preferred securities shall not exceed $2.5 billion in the aggregate.

     I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.


                                   /s/ Lawrence A Bossidy
                                   Lawrence A. Bossidy
Dated:  October 30, 1998

                        POWER OF ATTORNEY

     I, Hans W. Becherer, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

          (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 25,000,000 as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $1 billion (or the equivalent thereof in any foreign currency), including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

          (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $500 million;

          (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $815,740,000;

          (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof;

          (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or
(2) shares having a market value of $200,000,000), and any warrants to purchase such shares;

          (vi) debt securities of the Company with aggregate proceeds not to exceed $5 billion (or the equivalent thereof in any foreign currency) for the purpose of acquiring the common stock of AMP Incorporated, including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates; and

          (vii) shares of Common Stock of the Company in amounts not to exceed 65 million shares and/or shares of preferred stock of the Company or trust preferred securities of trusts or other entities the common equity interest of which are owned by the Company in amounts not to exceed $2.5 billion in proceeds for the purpose of acquiring the common stock of AMP Incorporated, including any accompanying warrants and options and any guarantees by the Company relating to trust preferred securities; provided that the total issuances of Common Stock of the Company, preferred stock of the Company and trust preferred securities shall not exceed $2.5 billion in the aggregate.

     I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.


                                   /s/ Hans W. Becherer
                                   Hans W Becherer
Dated:  October 30, 1998

                        POWER OF ATTORNEY

     I, Marshall N. Carter, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Richard J. Diemer, Jr. and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

          (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 25,000,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $1 billion (or the equivalent thereof in any foreign currency), including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

          (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $500 million;

          (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $815,740,000;

          (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

          (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or
(2) shares having a market value of $200,000,000), and any warrants to purchase such shares.

     I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.


                                   /s/ Marshall N. Carter
                                     Marshall N. Carter
Dated:  March 1, 1999

                        POWER OF ATTORNEY

     I, Ann M. Fudge, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

          (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 25,000,000 as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $1 billion (or the equivalent thereof in any foreign currency), including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

          (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $500 million;

          (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $815,740,000;

          (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof;

          (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or
(2) shares having a market value of $200,000,000), and any warrants to purchase such shares;

          (vi) debt securities of the Company with aggregate proceeds not to exceed $5 billion (or the equivalent thereof in any foreign currency) for the purpose of acquiring the common stock of AMP Incorporated, including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates; and

          (vii) shares of Common Stock of the Company in amounts not to exceed 65 million shares and/or shares of preferred stock of the Company or trust preferred securities of trusts or other entities the common equity interest of which are owned by the Company in amounts not to exceed $2.5 billion in proceeds for the purpose of acquiring the common stock of AMP Incorporated, including any accompanying warrants and options and any guarantees by the Company relating to trust preferred securities; provided that the total issuances of Common Stock of the Company, preferred stock of the Company and trust preferred securities shall not exceed $2.5 billion in the aggregate.

     I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.


                                   /s/ Ann M. Fudge
                                   Ann M. Fudge
Dated:  October 30, 1998

                        POWER OF ATTORNEY

     I, Paul X. Kelley, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

          (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 25,000,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $1 billion (or the equivalent thereof in any foreign currency), including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

          (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $500 million;

          (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $815,740,000;

          (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof;

          (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or
(2) shares having a market value of $200,000,000), and any warrants to purchase such shares;

          (vi) debt securities of the Company with aggregate proceeds not to exceed $5 billion (or the equivalent thereof in any foreign currency) for the purpose of acquiring the common stock of AMP Incorporated, including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates; and

          (vii) shares of Common Stock of the Company in amounts not to exceed 65 million shares and/or shares of preferred stock of the Company or trust preferred securities of trusts or other entities the common equity interest of which are owned by the Company in amounts not to exceed $2.5 billion in proceeds for the purpose of acquiring the common stock of AMP Incorporated, including any accompanying warrants and options and any guarantees by the Company relating to trust preferred securities; provided that the total issuances of Common Stock of the Company, preferred stock of the Company and trust preferred securities shall not exceed $2.5 billion in the aggregate.

     I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.


                                   /s/ Paul X. Kelley
                                   Paul X. Kelley
Dated:  October 30, 1998

                        POWER OF ATTORNEY

     I, Robert P. Luciano, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

          (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 25,000,000 as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $1 billion (or the equivalent thereof in any foreign currency), including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

          (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $500 million;

          (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $815,740,000;

          (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof;

          (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or
(2) shares having a market value of $200,000,000), and any warrants to purchase such shares;

          (vi) debt securities of the Company with aggregate proceeds not to exceed $5 billion (or the equivalent thereof in any foreign currency) for the purpose of acquiring the common stock of AMP Incorporated, including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates; and

     (vii) shares of Common Stock of the Company in amounts not to exceed 65 million shares and/or shares of preferred stock of the Company or trust preferred securities of trusts or other entities the common equity interest of which are owned by the Company in amounts not to exceed $2.5 billion in proceeds for the purpose of acquiring the common stock of AMP Incorporated, including any accompanying warrants and options and any guarantees by the Company relating to trust preferred securities; provided that the total issuances of Common Stock of the Company, preferred stock of the Company and trust preferred securities shall not exceed $2.5 billion in the aggregate.

     I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.


                                   /s/ Robert P. Luciano
                                   Robert P. Luciano
Dated:  October 30, 1998

                        POWER OF ATTORNEY

     I, Robert B. Palmer, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

          (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 25,000,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $1 billion (or the equivalent thereof in any foreign currency), including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

          (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $500 million;

          (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $815,740,000;

          (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof;

          (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or
(2) shares having a market value of $200,000,000), and any warrants to purchase such shares;

          (vi) debt securities of the Company with aggregate proceeds not to exceed $5 billion (or the equivalent thereof in any foreign currency) for the purpose of acquiring the common stock of AMP Incorporated, including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates; and

          (vii) shares of Common Stock of the Company in amounts not to exceed 65 million shares and/or shares of preferred stock of the Company or trust preferred securities of trusts or other entities the common equity interest of which are owned by the Company in amounts not to exceed $2.5 billion in proceeds for the purpose of acquiring the common stock of AMP Incorporated, including any accompanying warrants and options and any guarantees by the Company relating to trust preferred securities; provided that the total issuances of Common Stock of the Company, preferred stock of the Company and trust preferred securities shall not exceed $2.5 billion in the aggregate.

     I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.


                                   /s/ Robert B. Palmer
                                   Robert B. Palmer
Dated:  October 30, 1998

                        POWER OF ATTORNEY

     I, Russell E. Palmer, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

          (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 25,000,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $1 billion (or the equivalent thereof in any foreign currency), including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

          (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $500 million;

          (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $815,740,000;

          (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof;

          (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or
(2) shares having a market value of $200,000,000), and any warrants to purchase such shares;

          (vi) debt securities of the Company with aggregate proceeds not to exceed $5 billion (or the equivalent thereof in any foreign currency) for the purpose of acquiring the common stock of AMP Incorporated, including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates; and

          (vii) shares of Common Stock of the Company in amounts not to exceed 65 million shares and/or shares of preferred stock of the Company or trust preferred securities of trusts or other entities the common equity interest of which are owned by the Company in amounts not to exceed $2.5 billion in proceeds for the purpose of acquiring the common stock of AMP Incorporated, including any accompanying warrants and options and any guarantees by the Company relating to trust preferred securities; provided that the total issuances of Common Stock of the Company, preferred stock of the Company and trust preferred securities shall not exceed $2.5 billion in the aggregate.

     I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.


                                   /s/ Russell E. Palmer
                                   Russell E. Palmer
Dated:  October 30, 1998

                        POWER OF ATTORNEY

     I, Frederic M. Poses, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

          (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 25,000,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $1 billion (or the equivalent thereof in any foreign currency), including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

          (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $500 million;

          (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $815,740,000;

          (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof;

          (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or
(2) shares having a market value of $200,000,000), and any warrants to purchase such shares;

          (vi) debt securities of the Company with aggregate proceeds not to exceed $5 billion (or the equivalent thereof in any foreign currency) for the purpose of acquiring the common stock of AMP Incorporated, including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates; and

          (vii) shares of Common Stock of the Company in amounts not to exceed 65 million shares and/or shares of preferred stock of the Company or trust preferred securities of trusts or other entities the common equity interest of which are owned by the Company in amounts not to exceed $2.5 billion in proceeds for the purpose of acquiring the common stock of AMP Incorporated, including any accompanying warrants and options and any guarantees by the Company relating to trust preferred securities; provided that the total issuances of Common Stock of the Company, preferred stock of the Company and trust preferred securities shall not exceed $2.5 billion in the aggregate.

     I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.


                                   /s/ Frederic M. Poses
                                   Frederic M. Poses
Dated:  October 30, 1998

                        POWER OF ATTORNEY

     I, Ivan G. Seidenberg, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

          (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 25,000,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $1 billion (or the equivalent thereof in any foreign currency), including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

          (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $500 million;

          (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $815,740,000;

          (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof;

          (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or
(2) shares having a market value of $200,000,000), and any warrants to purchase such shares;

          (vi) debt securities of the Company with aggregate proceeds not to exceed $5 billion (or the equivalent thereof in any foreign currency) for the purpose of acquiring the common stock of AMP Incorporated, including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates; and

          (vii) shares of Common Stock of the Company in amounts not to exceed 65 million shares and/or shares of preferred stock of the Company or trust preferred securities of trusts or other entities the common equity interest of which are owned by the Company in amounts not to exceed $2.5 billion in proceeds for the purpose of acquiring the common stock of AMP Incorporated, including any accompanying warrants and options and any guarantees by the Company relating to trust preferred securities; provided that the total issuances of Common Stock of the Company, preferred stock of the Company and trust preferred securities shall not exceed $2.5 billion in the aggregate.

     I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.


                                   /s/ Ivan G. Seidenberg
                                   Ivan G. Seidenberg
Dated:  October 30, 1998

                        POWER OF ATTORNEY

     I, Andrew C. Sigler, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

          (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 25,000,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $1 billion (or the equivalent thereof in any foreign currency), including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

          (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $500 million;

          (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $815,740,000;

          (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof;

          (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or
(2) shares having a market value of $200,000,000), and any warrants to purchase such shares;

          (vi) debt securities of the Company with aggregate proceeds not to exceed $5 billion (or the equivalent thereof in any foreign currency) for the purpose of acquiring the common stock of AMP Incorporated, including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates; and

     (vii) shares of Common Stock of the Company in amounts not to exceed 65 million shares and/or shares of preferred stock of the Company or trust preferred securities of trusts or other entities the common equity interest of which are owned by the Company in amounts not to exceed $2.5 billion in proceeds for the purpose of acquiring the common stock of AMP Incorporated, including any accompanying warrants and options and any guarantees by the Company relating to trust preferred securities; provided that the total issuances of Common Stock of the Company, preferred stock of the Company and trust preferred securities shall not exceed $2.5 billion in the aggregate.

     I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.


                                   /s/ Andrew C. Sigler
                                   Andrew C. Sigler
Dated:  October 30, 1998

                        POWER OF ATTORNEY

     I, John R. Stafford, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

          (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 25,000,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $1 billion (or the equivalent thereof in any foreign currency), including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

          (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $500 million;

          (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $815,740,000;

          (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof;

          (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or
(2) shares having a market value of $200,000,000), and any warrants to purchase such shares;

          (vi) debt securities of the Company with aggregate proceeds not to exceed $5 billion (or the equivalent thereof in any foreign currency) for the purpose of acquiring the common stock of AMP Incorporated, including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates; and

          (vii) shares of Common Stock of the Company in amounts not to exceed 65 million shares and/or shares of preferred stock of the Company or trust preferred securities of trusts or other entities the common equity interest of which are owned by the Company in amounts not to exceed $2.5 billion in proceeds for the purpose of acquiring the common stock of AMP Incorporated, including any accompanying warrants and options and any guarantees by the Company relating to trust preferred securities; provided that the total issuances of Common Stock of the Company, preferred stock of the Company and trust preferred securities shall not exceed $2.5 billion in the aggregate.

     I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.


                                   /s/ John R. Stafford
                                   John R. Stafford
Dated:  October 30, 1998

                        POWER OF ATTORNEY

     I, Thomas P. Stafford, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

          (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 25,000,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $1 billion (or the equivalent thereof in any foreign currency), including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

          (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $500 million;

          (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $815,740,000;

          (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof;

          (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or
(2) shares having a market value of $200,000,000), and any warrants to purchase such shares;

          (vi) debt securities of the Company with aggregate proceeds not to exceed $5 billion (or the equivalent thereof in any foreign currency) for the purpose of acquiring the common stock of AMP Incorporated, including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates; and

          (vii) shares of Common Stock of the Company in amounts not to exceed 65 million shares and/or shares of preferred stock of the Company or trust preferred securities of trusts or other entities the common equity interest of which are owned by the Company in amounts not to exceed $2.5 billion in proceeds for the purpose of acquiring the common stock of AMP Incorporated, including any accompanying warrants and options and any guarantees by the Company relating to trust preferred securities; provided that the total issuances of Common Stock of the Company, preferred stock of the Company and trust preferred securities shall not exceed $2.5 billion in the aggregate.

     I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.


                                   /s/ Thomas P. Stafford
                                   Thomas P. Stafford

Dated:  October 30, 1998

                        POWER OF ATTORNEY

     I, Robert C. Winters, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

          (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 25,000,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $1 billion (or the equivalent thereof in any foreign currency), including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

          (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $500 million;

          (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $815,740,000;

          (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof;

          (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or
(2) shares having a market value of $200,000,000), and any warrants to purchase such shares;

          (vi) debt securities of the Company with aggregate proceeds not to exceed $5 billion (or the equivalent thereof in any foreign currency) for the purpose of acquiring the common stock of AMP Incorporated, including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates; and

          (vii) shares of Common Stock of the Company in amounts not to exceed 65 million shares and/or shares of preferred stock of the Company or trust preferred securities of trusts or other entities the common equity interest of which are owned by the Company in amounts not to exceed $2.5 billion in proceeds for the purpose of acquiring the common stock of AMP Incorporated, including any accompanying warrants and options and any guarantees by the Company relating to trust preferred securities; provided that the total issuances of Common Stock of the Company, preferred stock of the Company and trust preferred securities shall not exceed $2.5 billion in the aggregate.

     I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.


                                   /s/ Robert C. Winters
                                   Robert C. Winters
Dated:  October 30, 1998

                        POWER OF ATTORNEY

     I, Henry T, Yang, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman and Robert F. Friel, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

          (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 25,000,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $1 billion (or the equivalent thereof in any foreign currency), including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

          (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $500 million;

          (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $815,740,000;

          (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof;

          (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or
(2) shares having a market value of $200,000,000), and any warrants to purchase such shares;

          (vi) debt securities of the Company with aggregate proceeds not to exceed $5 billion (or the equivalent thereof in any foreign currency) for the purpose of acquiring the common stock of AMP Incorporated, including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates; and

          (vii) shares of Common Stock of the Company in amounts not to exceed 65 million shares and/or shares of preferred stock of the Company or trust preferred securities of trusts or other entities the common equity interest of which are owned by the Company in amounts not to exceed $2.5 billion in proceeds for the purpose of acquiring the common stock of AMP Incorporated, including any accompanying warrants and options and any guarantees by the Company relating to trust preferred securities; provided that the total issuances of Common Stock of the Company, preferred stock of the Company and trust preferred securities shall not exceed $2.5 billion in the aggregate.

     I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.

                                   /s/ Henry T. Yang
                                   Henry T. Yang
Dated:  October 30, 1998